Exhibit 32.2

                        CERTIFICATION OF CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of M & F Worldwide Corp. (the
"Company") for the quarterly period ended December 31, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Todd J.
Slotkin, as Chief Financial Officer of the Company, hereby certify, pursuant to
18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of
2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

 /s/ Todd J. Slotkin
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Name:   Todd J. Slotkin
Title:  Chief Financial Officer
Date:   March 11, 2005